UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   September 3, 2014

Buckeye Partners, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9356	23-2432497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Greenway Plaza Suite 600 Houston, TX (Address of Principal Executive Offices)	77046 (Zip Code)

Registrant’s telephone number, including area code:   (832) 615-8600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On September 3, 2014, Buckeye Partners, L.P. (“Buckeye”) entered into an underwriting agreement (the “Underwriting Agreement”) among Buckeye, Buckeye GP LLC and Barclays Capital Inc., Morgan Stanley & Co. LLC, UBS Securities LLC, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the several underwriters set forth in Schedule 1 thereto (collectively, the “Underwriters”). The Underwriting Agreement relates to a follow-on equity offering (the “Offering”) of limited partnership units representing limited partner interests in Buckeye (the “LP Units”) and the purchase by the Underwriters of 6,750,000 of such LP Units, as well as an option to purchase up to 1,012,500 additional LP Units. The Offering was registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (File No. 333-178097). Buckeye expects the transaction to close on September 9, 2014.

Buckeye intends to use the net proceeds from the Offering to fund a portion of the purchase price of the previously announced transaction with Trafigura Corpus Christi Holdings Inc. and for general partnership purposes.

The Underwriting Agreement requires Buckeye to indemnify the Underwriters and certain of their affiliates against certain liabilities or to contribute to payments the Underwriters may be required to make because of such liabilities.

The disclosure contained in this Item 8.01 does not purport to be a complete description of the Underwriting Agreement and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and is incorporated by reference into this Item 8.01.

Item 9.01.                                        Financial Statements and Exhibits.

(d)	Exhibits.

1.1

Underwriting Agreement dated as of September 3, 2014, among Buckeye Partners, L.P., Buckeye GP LLC and Barclays Capital Inc., Morgan Stanley & Co. LLC, UBS Securities LLC, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the several underwriters set forth in Schedule 1 thereto.

5.1	Opinion of Vinson & Elkins L.L.P. regarding the legality of the LP Units.
8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.
23.1	Consent of Vinson & Elkins L.L.P. (included in its opinions filed as Exhibits 5.1 and 8.1, respectively).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:	Buckeye GP LLC,
its General Partner

	By:	/s/ Todd J. Russo
Todd J. Russo
Senior Vice President, General Counsel and Secretary

Dated September 8, 2014

Exhibit Index

1.1

Underwriting Agreement dated as of September 3, 2014, among Buckeye Partners, L.P., Buckeye GP LLC and Barclays Capital Inc., Morgan Stanley & Co. LLC, UBS Securities LLC, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the several underwriters set forth in Schedule 1 thereto.

5.1	Opinion of Vinson & Elkins L.L.P. regarding the legality of the LP Units.
8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.
23.1	Consent of Vinson & Elkins L.L.P. (included in its opinions filed as Exhibits 5.1 and 8.1, respectively).